                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

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|_|  Preliminary Proxy Statement

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     14a-6(e)(2))

|_|  Definitive Proxy Statement

|X|  Definitive Additional Materials

|_|  Soliciting Material Pursuant to§.240.14a-12

                            UNITED TRUST GROUP, INC
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                                         [letterhead of United Trust Group, Inc]

May 19, 2003

Dear Shareholder:

     Accompanying  this letter is the proxy  statement and other proxy materials for the Annual Meeting of Shareholders of United Trust Group,  Inc., an Illinois
corporation  ("UTG") to be held on  Wednesday,  June 11,  2003 at 10:00 a.m.  at
UTG's  corporate  headquarters  at 5250 South Sixth  Street  Road,  Springfield,
Illinois 62703. This letter is intended to clarify certain information contained in the proxy  statement  regarding  the number of directors to be elected at the
Annual Meeting.

     The proxy  statement  indicates  that the  Annual  Meeting is being held to elect  nine  directors  of UTG to  serve  for a term  of 1 year or  until  their successors are elected and qualified.  Under UTG's bylaws, the size of the Board of Directors is currently set at nine  directors.  The proxy  statement  however only lists eight nominees. As indicated in the proxy statement,  Milliard Oakley resigned  from the board of directors on March 20, 2003.  The Board of Directors of UTG has not yet identified a possible  replacement to fill the vacancy on the
Board of Directors  created by his  resignation,  and  therefore  there are only eight nominees identified in the proxy statement for election as directors.  The form of proxy included with the accompanying proxy materials can only be used by you to vote for no more than eight nominees for directors.

     If you have any questions regarding this matter,  please do not hesitate to contact our Stock Department at 217-241-6410.

                                          Sincerely,

                                          Theodore C. Miller, Secretary